WRITTEN CONSENT OF THE BOARD OF DIRECTORS
OF
ZEUUS Inc.

(Additional Directors)

September 8, 2021

The undersigned, being the sole member of the Board of Directors (the "Board") of ZEUUS Inc., a Nevada corporation (the "Corporation"), hereby consents and agrees, consistent with the Nevada Revised Statutes and the bylaws of the Corporation, to the following actions and to the adoption of the following resolutions via this written consent in lieu of a meeting of the Board (this "Written Consent"):

WHEREAS, the Board deems it in the best interest of the Corporation to name certain additional persons as Directors of the Corporation; and

NOW THEREFORE, BE IT RESOLVED, that pursuant to the authority vested in the Board pursuant to the Bylaws of the Corporation, the size of the Board is hereby expanded by two persons, to be a total of three persons, and each of Tommy Dunehew and Mr. Khamis Buharoon Al Shamsi are hereby named as Directors of the Corporation to fill such newly created vacancies, to serve in such positions in accordance with the Articles of Incorporation and Bylaws of the Corporation, until their respective earlier death, resignation or removal from office; and be it

FURTHER RESOLVED, that the proper officers of the Corporation be, and each of them hereby is, in accordance with the foregoing resolutions, authorized, empowered and directed, in the name and on behalf of the Corporation, to prepare, execute and deliver, or cause to be prepared, executed and delivered, any and all agreements, amendments, certificates, reports, applications, notices, instruments, schedules, statements, consents, letters or other documents and information and to do or cause to be done any and all such other acts and things as, in the opinion of any such officer, may be necessary, appropriate or desirable in order to enable the Corporation fully and promptly to carry out the purposes and intent of the foregoing resolutions, to make any filings pursuant to federal, state and foreign laws, and to take all other actions that he or she deems necessary, appropriate or advisable in order to comply with the applicable laws and regulations of any jurisdiction (domestic or foreign), or otherwise to effectuate and carry out the purposes of the foregoing resolutions and to permit the transactions contemplated thereby to be lawfully consummated, and any such action taken or any agreements, amendments, certificates, reports, applications, notices, instruments, schedules, statements, consents, letters or other documents and information executed and delivered by them or any of them in connection with any such action shall be conclusive evidence of their or his authority to take, execute and deliver the same; and be it

FURTHER RESOLVED, that all actions previously taken by any officer, director, representative or agent of the Corporation, in the name or on behalf of the Corporation or any of its affiliates in connection with the transactions contemplated by the foregoing resolutions be, and each of the same hereby is, adopted, ratified, confirmed and approved in all respects as the act and deed of the Corporation; and be it

FURTHER RESOLVED, that the Board hereby adopts, as if expressly set forth herein, the form of any and all resolutions required by any authority to be filed in connection with any applications, reports, filings, consents to service of process, powers of attorney, covenants and

other papers, instruments and documents relating to the matters contemplated by the foregoing resolutions if (i) in the opinion of a proper officer of the Corporation executing the same, the adoption of such resolutions is necessary or advisable, and (ii) the secretary or an assistant secretary of the Corporation evidences such adoption by inserting with the minutes of the meeting at which these resolutions were adopted copies of such resolutions, which will thereupon be deemed to be adopted by the Board with the same force and effect as if originally set forth herein.

[Signature appears on following page]

IN WITNESS WHEREOF, the undersigned has executed this Consent as of the date first written above.

Bassam A.I. Al-Mutawa

551376.v2